SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2002

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 31, 2002, Goodrich Corporation (the “Company”) completed the spin-off of its Engineered Industrial Products business (the “EIP Business”) to holders of shares of common stock, par value $5 per share, of the Company, by means of the distribution (the “Distribution”) to such holders of all outstanding shares of common stock, par value $0.01 per share, of EnPro Industries, Inc., then a wholly-owned North Carolina subsidiary of the Company (“EnPro”), including the preferred stock purchase rights associated with such common stock (collectively, “EnPro Common Stock”). EnPro began operations as an independent, separately traded, publicly-held company on June 1, 2002.

     The Distribution was made without the payment of any consideration or the exchange of any shares by the Company’s shareholders. In the Distribution, the Company’s shareholders received one share of EnPro Common Stock for every five shares of common stock of the Company owned on the record date, May 28, 2002. Ownership of EnPro Common Stock was registered in book-entry form and each shareholder of the Company will receive a direct registration transfer advise indicating the number of full shares of EnPro Common Stock that has been credited to the shareholder. Fractional shares of EnPro Common Stock were not issued to the Company’s shareholders as part of the Distribution nor credited to book-entry accounts. Fractional shares of EnPro Common Stock to which the Company’s shareholders would otherwise be entitled were aggregated and sold in the public market by the distribution agent. The aggregate cash net proceeds of the sales was distributed ratably to those shareholders who would otherwise have received the fractional shares of EnPro Common Stock.

     In connection with the Distribution, EnPro Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. “When-issued” trading in EnPro Common Stock commenced on The New York Stock Exchange (“NYSE”) on May 27, 2002 under the trading symbol “NPO WI”. EnPro Common Stock began trading “regular way” on the NYSE on June 3, 2002 under the trading symbol “NPO”.

     In connection with the Distribution, the Company and EnPro entered into a Distribution Agreement, a Tax Matters Arrangements, a Transition Services Agreement, an Employee Matters Agreement and an Indemnification Agreement, all of which are described in and the forms of which are filed as exhibits to EnPro’s Registration Statement on Form 10, as amended (File No. 001-31225) (the “EnPro Form 10”). The Company is not aware of any material relationship between EnPro and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed in the EnPro Form 10.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of Goodrich Corporation Reflecting the Distribution.

(c)	Exhibits

Exhibit 2.1	Form of Distribution Agreement by and among Goodrich Corporation, EnPro Industries, Inc. and Coltec Industries Inc.(incorporated by reference to Exhibit 2.1 to EnPro Industries, Inc.’s Registration Statement on Form 10 (File No. 001-31225))

Exhibit 10.1	Form of Tax Matters Arrangements between Goodrich Corporation and EnPro Industries, Inc. (incorporated by reference to Exhibit 10.1 to EnPro Industries, Inc.’s Registration Statement on Form 10 (File No. 001-31225))

Exhibit 10.2	Form of Transition Services Agreement between Goodrich Corporation and EnPro Industries, Inc. (incorporated by reference to Exhibit 10.2 to EnPro Industries, Inc.’s Registration Statement on Form 10 (File No. 001-31225))

Exhibit 10.3	Form of Employee Matters Agreement between Goodrich Corporation and EnPro Industries, Inc. (incorporated by reference to Exhibit 10.3 to EnPro Industries, Inc.’s Registration Statement on Form 10 (File No. 001-31225))

Exhibit 10.4	Form of Indemnification Agreement among Goodrich Corporation, EnPro Industries, Inc., Coltec Industries Inc and Coltec Capital Trust (incorporated by reference to Exhibit 10.4 to EnPro Industries, Inc.’s Registration Statement on Form 10 (File No. 001-31225))

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: June 17, 2002	By:	/s/ Robert D. Koney, Jr. Robert D. Koney, Jr. Vice President and Controller

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GOODRICH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma consolidated financial statements reported below consist of unaudited pro forma consolidated statements of income for the three months ended March 31, 2002 and for the year ended December 31, 2001 and an unaudited pro forma consolidated balance sheet as of March 31, 2002. The unaudited pro forma consolidated financial statements should be read in conjunction with Goodrich Corporation’s historical consolidated financial statements and the related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. The following unaudited pro forma consolidated financial statements have been prepared giving effect to the spin-off of the Company’s Engineered Industrial Products business by means of the distribution to the Company’s shareholders of all of the outstanding shares of common stock of EnPro Industries, Inc., as if it had occurred as of March 31, 2002 for the unaudited pro forma consolidated balance sheet and as of January 1 of each year for the unaudited pro forma consolidated statements of income.

     The unaudited pro forma consolidated financial statements included in this Form 8-K have been derived from Goodrich’s consolidated financial statements and do not purport to represent what Goodrich’s financial condition and results of operations actually would have been had the spin-off and related transactions and events occurred on the dates indicated or to project our financial performance for any future period.

GOODRICH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	March 31, 2002

	(dollars in millions)
	Historical	Adjustment (a)	Pro Forma

ASSETS

Current Assets

Cash and cash equivalents	$103.9	$(50.0)	$53.9

Accounts and notes receivable, less allowances for doubtful receivables	533.6		533.6

Inventories	867.1		867.1

Deferred income taxes	112.7		112.7

Prepaid expenses and other assets	22.7		22.7

Assets of discontinued operations	917.3	(917.3)	—

Total Current Assets	2,557.3	(967.3)	1,590.0

Property, plant and equipment	941.4		941.4

Prepaid pension	237.8		237.8

Goodwill	740.1		740.1

Identifiable intangible assets	144.8		144.8

Payment-in-kind notes receivable, less discount	174.0		174.0

Other assets	475.3		475.3

	$5,270.7	$(967.3)	$4,303.4

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities

Short-term bank debt	$149.9		$149.9

Accounts payable	341.1		341.1

Accrued expenses	452.5		452.5

Income taxes payable	189.5		189.5

Liabilities of discontinued operations	630.1	$(630.1)	—

Current maturities of long-term debt and capital lease obligations	6.1		6.1

Total Current Liabilities	1,769.2	(630.1)	1,139.1

Long-term debt and capital lease obligations	1,305.6		1,305.6

Pension obligations	160.1		160.1

Postretirement benefits other than pensions	313.6		313.6

Deferred income taxes	15.7		15.7

Other non-current liabilities	208.0		208.0

Commitments and contingent liabilities	—		—

Mandatorily redeemable preferred securities of trust	125.1		125.1

Shareholders’ Equity

Common stock	577.4		577.4

Additional capital	966.0		966.0

Income retained in the business	356.0	(351.1)	4.9

Accumulated other comprehensive income	(111.1)	13.9	(97.2)

Unearned compensation	(2.4)		(2.4)

Common stock held in treasury	(412.5)		(412.5)

Total Shareholders’ Equity	1,373.4	(337.2)	1,036.2

	$5,270.7	$(967.3)	$4,303.4

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GOODRICH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended March 31, 2002

	(dollars in millions, except per share amounts)
	Historical	Adjustment (a)	Pro Forma

Sales	$921.2		$921.2

Operating Costs and Expenses:

Cost of sales	670.3		670.3

Selling and administrative expenses	139.1		139.1

Merger-related and consolidation costs	7.5		7.5

	816.9		816.9

Operating income	104.3		104.3

Interest expense	(23.2)		(23.2)

Interest income	6.1		6.1

Other income (expense) — net	(9.3)		(9.3)

Income from continuing operations before income taxes and distributions on trust preferred securities	77.9		77.9

Income tax expense	(25.7)		(25.7)

Distributions on Trust Preferred Securities	(2.6)		(2.6)

Income from continuing operations	49.6		49.6

Income from discontinued operations	0.8	$(0.8)	—

Net Income	$50.4	$(0.8)	$49.6

Basic Earnings per share:

Continuing operations	$0.48		$0.49

Net Income	$0.49		$0.49

Diluted Earnings per share (b):

Continuing operations	$0.47		$0.48

Net Income	$0.49		$0.48

Average shares used in computing earnings per share (in millions)(b):

Basic	101.8		101.8

Diluted	105.4		102.5

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GOODRICH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

	Year Ended December 31, 2001

	(dollars in millions, except per share amounts)
	Historical	Adjustment (a)	Pro Forma

Sales	$4,184.5		$4,184.5

Operating costs and expenses:

Cost of sales	3,127.6		3,127.6

Selling and administrative costs	565.0		565.0

Merger-related and consolidation costs	107.3		107.3

	3,799.9		3,799.9

Operating income	384.6		384.6

Interest expense	(107.8)		(107.8)

Interest income	24.1		24.1

Other income (expense), net	(19.2)		(19.2)

Income from continuing operations before income taxes and distributions on trust preferred securities	281.7		281.7

Income tax expense	(94.3)		(94.3)

Distributions on trust preferred securities	(10.5)		(10.5)

Income from continuing operations	176.9		176.9

Income from discontinued operations – net of taxes	112.3	$(20.9)	91.4

Net income	$289.2	$(20.9)	$268.3

Basic earnings per share:

Continuing operations	$1.72		$1.72

Net Income	$2.80		$2.60

Diluted earnings per share (b):

Continuing operations	$1.65		$1.70

Net income	$2.76		$2.58

Average shares used in computing earnings per share

(in millions) (b):

Basic	103.1		103.1

Diluted	106.9		104.0

See Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

     (a)  Adjustment reflects the distribution of the Company’s Engineered Industrial Products business to shareholders. The ultimate amount of cash to be distributed is subject to adjustment under the Distribution Agreement.

     (b)  The pro forma number of weighted average shares outstanding used to compute pro forma diluted earnings per share excludes 2.9 million potential common shares for assumed conversions of convertible preferred securities as these securities were issued by Coltec Capital Trust (a wholly owned subsidiary of EnPro Industries, Inc.) and will remain obligations of Coltec Capital Trust subsequent to the distribution.